CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions "Financial Highlights" and "Counsel and Independent Auditors" and to the use of our report dated July 5, 2000, which is incorporated by reference, in this Registration Statement (Form N-1A No. 33-14295) of Dreyfus New York Tax Exempt Intermediate Bond Fund.


                                                          /s/ ERNST & YOUNG LLP

                                                          ERNST & YOUNG LLP

New York, New York
September 25, 2000

INSERT  -  E&Y LETTER